UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofThe Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020 (April 27, 2020)

RAYTHEON TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdictionof incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

870 Winter StreetWaltham, Massachusetts 02451
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)(781) 522-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)
Floating Rate Notes due 2020	RTX 20B	New York Stock Exchange
(CUSIP 75513E AA9)

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
Raytheon Technologies Corporation (formerly known as United Technologies Corporation) (“RTC” or "Company") held its 2020 Annual Meeting of Shareowners on April 27, 2020. As of March 3, 2020, the record date for the meeting, 866,164,920 shares of RTC common stock were issued and outstanding. A quorum of 750,735,622 shares of common stock was present or represented at the meeting.
Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see the United Technologies Corporation definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2020.
1)Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2021 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	VotesFor	VotesAgainst	Abstentions	Broker Non-Votes
Lloyd J. Austin III	647,525,359	8,056,350	1,393,684	93,760,229
Gregory J. Hayes	642,870,630	12,787,861	1,316,902	93,760,229
Marshall O. Larsen	649,593,861	5,965,377	1,416,155	93,760,229
Robert K. (Kelly) Ortberg	649,775,622	5,876,900	1,322,871	93,760,229
Margaret L. O'Sullivan	649,567,916	5,982,162	1,425,315	93,760,229
Denise L. Ramos	644,098,903	11,598,716	1,277,774	93,760,229
Fredric G. Reynolds	640,519,690	15,029,964	1,425,739	93,760,229
Brian C. Rogers	646,756,709	8,803,296	1,415,388	93,760,229

2) A proposal that shareowners approve, on an advisory basis, the compensation of RTC’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
614,724,861	39,467,292	2,783,240	93,760,229
3) A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as RTC's Independent Auditor for 2020 until the next Annual Meeting in 2021. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
719,271,354	30,084,650	1,379,618
4) A shareowner proposal regarding simple majority vote requirement. The proposal was voted upon favorably by a majority of the shares voted, but not by at least 80% of the outstanding shares; the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
615,228,335	17,215,291	24,519,964	93,772,030
5) A shareowner proposal to create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects. The proposal was not approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,909,999	613,852,400	8,212,994	93,760,229

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION

Date: April 28, 2020	By:	/s/ Dana Ng_____________________________
Name: Dana Ng
Title: Corporate Vice President & Secretary